UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

Nielsen N.V.

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042 333-142546-29	98-0662038 98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Parent Guarantee of Outstanding Notes by Nielsen N.V.

On December 23, 2014, Nielsen N.V. became a guarantor of the following currently outstanding indebtedness of certain of its indirect subsidiaries: (1) $800 million aggregate principal amount of 4.50% Senior Notes Due 2020 issued by its indirect subsidiaries, Nielsen Finance LLC and Nielsen Finance Co., pursuant to the Eighth Supplemental Indenture, between Nielsen N.V. and Law Debenture Trust Company of New York, as trustee, (2) $1,550 million aggregate principal amount of 5.000% Senior Notes Due 2022 issued by Nielsen Finance LLC and Nielsen Finance Co. pursuant to the Fourth Supplemental Indenture, between Nielsen N.V. and Law Debenture Trust Company of New York, as trustee, and (3) $625 million aggregate principal amount of 5.50% Senior Notes Due 2021 (together with the 4.50% Senior Notes Due 2020 and the 5.000% Senior Notes Due 2022, the “Notes”) issued by its subsidiary, The Nielsen Company (Luxembourg) S.ar.l., pursuant to the Sixth Supplemental Indenture, between Nielsen N.V. and Deutsche Bank Trust Company Americas, as trustee (collectively, the “Supplemental Indentures”). The descriptions of the Notes included in current reports previously filed by the registrants are incorporated herein by reference. The foregoing descriptions of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indentures attached hereto as Exhibits 4.1, 4.2 and 4.3.

The guarantees were made on a voluntary basis by Nielsen N.V. for purposes of satisfying the financial reporting covenants contained in the indentures governing the Notes. Prior to the execution and delivery of the Supplemental Indentures, The Nielsen Company B.V., an indirect subsidiary of Nielsen N.V., was obligated to file periodic reports with the SEC pursuant to the terms of the indentures governing the Notes. As a result of the guarantees of the Notes by Nielsen N.V., The Nielsen Company B.V. will no longer file annual, quarterly or current reports with the SEC following this Current Report on Form 8-K. Nielsen N.V., however, will continue to file reports with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Eighth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. and Law Debenture Trust Company of New York, as Trustee.

4.2	Fourth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. and Law Debenture Trust Company of New York, as Trustee.

4.3	Sixth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. Deutsche Bank Trust Company Americas, as Trustee.

99.1	Item 1.01 of the Current Report on Form 8-K filed by the registrants on July 8, 2014 is incorporated herein by reference.

99.2	Item 1.01 of the Current Report on Form 8-K filed by the registrants on April 11, 2014 is incorporated herein by reference.

99.3	Item 1.01 of the Current Report on Form 8-K filed by the registrants on September 27, 2013 is incorporated herein by reference.

99.4	Item 1.01 of the Current Report on Form 8-K filed by the registrants on October 4, 2012 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2014

NIELSEN N.V. THE NIELSEN COMPANY B.V.

By:	/s/ Harris Black
Name:	Harris Black
Title:	Secretary

Exhibit Index

Exhibit No.	Exhibit Description

4.1	Eighth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. and Law Debenture Trust Company of New York, as Trustee.

4.2	Fourth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. and Law Debenture Trust Company of New York, as Trustee.

4.3	Sixth Supplemental Indenture, dated as of December 23, 2014, between Nielsen N.V. Deutsche Bank Trust Company Americas, as Trustee.

99.1	Item 1.01 of the Current Report on Form 8-K filed by the registrants on July 8, 2014 is incorporated herein by reference.

99.2	Item 1.01 of the Current Report on Form 8-K filed by the registrants on April 11, 2014 is incorporated herein by reference.

99.3	Item 1.01 of the Current Report on Form 8-K filed by the registrants on September 27, 2013 is incorporated herein by reference.

99.4	Item 1.01 of the Current Report on Form 8-K filed by the registrants on October 4, 2012 is incorporated herein by reference.